Restructuring	12 Months Ended
Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
As part of our restructuring activities, we incur expenses that qualify as exit and disposal costs under U.S. GAAP including severance and employee costs as well as contract and other costs, primarily contract termination costs, as well as inventory write-offs and other implementation costs primarily related to consulting fees. Personnel related costs primarily relate to cash severance and other termination benefits including accelerated share-based compensation. We also incur expenses that are an integral component of, and are directly attributable to, our restructuring activities which do not qualify as exit and disposal costs under U.S. GAAP, which consist of asset-related costs such as intangible asset impairments and other asset related write-offs.
Personnel costs are primarily determined based on established benefit arrangements, local statutory requirements, or historical benefit practices. We recognize these benefits when payment is probable and estimable. Other benefits which require future service and are associated to non-recurring benefits are recognized ratably over the future service period. Other assets, including inventory, are impaired or written-off if the carrying value exceeds the fair value. All other costs are recognized as incurred.
2022 Restructuring
During the fourth quarter of 2022, we initiated a restructuring plan to discontinue our third-party instrument service business and realign certain management positions in order to improve the overall management structure. The total pre-tax costs are expected to total approximately $8.0 million, of which $5.0 million was incurred during the fourth quarter of 2022 and included $0.4 million recorded in cost of sales related to inventory write downs together with $4.1 million in personnel related costs, $0.5 million in consulting and other costs expensed to restructuring, acquisition, integration and other, net in the accompanying consolidated statement of income.
Of the total cost incurred, $4.6 million remains accrued as of December 31, 2022 in accrued and other current liabilities in the accompanying consolidated balance sheet as summarized in the following table for the restructuring activity:

(in thousands)	Personnel Related	Contract and Other Costs	Total
Cost incurred in 2022	$4,121	$491	$4,612
Foreign currency translation adjustment	24	3	27
Liability at December 31, 2022	$4,145	$494	$4,639
Future pre-tax costs of approximately $3.0 million are expected to be incurred in 2023 primarily are related to personnel and contract termination costs. The plan is expected to be completed by the end of 2023.